SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of October 31, 1999, between VODAVI COMMUNICATIONS SYSTEMS, INC. ("BORROWER") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER").

                                  WITNESSETH:

     WHEREAS, the Borrower and the Lender entered into a certain Credit Agreement, dated as of April 11, 1994 between Vodavi Communications Systems, Inc., as borrower, and General Electric Capital Corporation, as lender, as amended and restated as of June 11, 1997 (the "AMENDED AND RESTATED CREDIT AGREEMENT") and as further amended by that certain Fourth Amendment to Credit Agreement dated as of September 30, 1999 (the "FOURTH AMENDMENT;" the Amended and Restated Credit Agreement, as amended by the Fourth Amendment is hereinafter referred to as the "CREDIT AGREEMENT;" capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement), whereby the Lender agreed to make certain loans to the Borrower, subject to the terms, covenants and conditions contained in the Credit Agreement; and

     WHEREAS, the Borrower has requested that the Lender modify the Credit Agreement to as described herein and the Lender is willing to make such modifications, subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. REDESIGNATION OF FOURTH AMENDMENT. In order to avoid confusion the Fourth Amendment is hereby redesignated and deemed to be the First Amendment to the Amended and Restated Credit Agreement, and references therein to the Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement.

     2. AMENDMENTS. (a) Section 1.1 of the Credit Agreement is hereby amended by inserting in the proper order within such section the following definition:

     "REPURCHASE FEE" shall have the meaning assigned to it in Section 2.3(d).

     (b) Section 1.1 of the Credit Agreement is hereby amended by replacing the definition "Fees" with the following:

          "FEES" shall mean the Closing Fee, the Non-use Fee, the Commitment Fee, the Prepayment Fee, the Repurchase Fee, the Letter of Credit Fees and any other fees due to Lender pursuant to the Loan Documents.

     (c) Section 2.1(e) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

          (e) Use of Proceeds. Borrower shall utilize the proceeds of the Revolving Credit Advances to provide working capital for Borrower and the other Credit Parties and to repurchase up to $1,500,000 of the Borrower's common stock as permitted pursuant to Section 7.12. Borrower may request that Lender incur Letter of Credit Obligations to support any transaction for which Borrower could obtain a Revolving Credit Loan hereunder, other than the repurchase of common stock.

     (d) Section 2.3 of the Credit Agreement is hereby amended by inserting at the end thereof the following new Section 2.3(d):

          (d) Stock Repurchase Fee. As additional compensation for Lender's increased risks associated with permitting the Borrower to repurchase its common stock on the terms and conditions specified in Section 7.12, Borrower agrees to pay to Lender, in arrears for the preceding quarter, on the first Business Day of each quarter prior to the Commitment Termination Date and on the Commitment Termination Date, a fee (the "REPURCHASE FEE") in an amount equal to two percent flat (2.00%) of the dollar amount paid to repurchase such stock during such period.

     (e) Section 7.12 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

          7.12 RESTRICTED PAYMENTS. The Credit Parties shall not make any Restricted Payment, provided that during the period commencing November 1, 1999 and ending June 30, 2000 (the "purchase period"), the Borrower may repurchase its common stock subject to the following conditions:

          (a) the aggregate purchase price paid for such stock over purchase period shall not exceed $1,500,000,
          (b) both before and after giving effect to each such purchase, no Default shall have occurred and be continuing, and
          (c) at the time of, and after giving effect to, each such purchase the Company shall have unused Revolving Credit Advance Availability of not less than $750,000.

     2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that (a) this Amendment has been duly authorized, executed and delivered by the Borrower, (b) no Default has occurred and is continuing as of this date, and (c) each of the representations and warranties of the Borrower made in or pursuant to this Amendment and the other Financing Documents is true and correct, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, both before and after giving effect to this Amendment. Any breach by the Borrower of its representations and warranties contained in this Section 2 shall be an Event of Default for all purposes of the Credit Agreement.

     3. RATIFICATION. The Borrower hereby ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and all other documents delivered by the Borrower in connection therewith (including without limitation the other Loan Documents to which the Borrower is a party), effective as of the date hereof.

     4. ESTOPPEL. To induce the Lender to enter into this Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Borrower as against the Lender with respect to the obligations of the Borrower under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

     5. CONDITIONS TO EFFECTIVENESS. The Amendments contained in Section 1 shall become effective retroactive to the date as of which this Amendment is dated, subject to the satisfaction of the following conditions:

     (a) the receipt by the Lender of this Amendment, together with the Consent attached hereto, duly executed, completed and delivered by the Lender, the Borrower, and the other Credit Parties;

     (b) the receipt by the Lender of a certificate signed by the chief financial officer or treasurer of the Borrower to the effect that, as of the date of this Amendment, (i) no Default shall have occurred and be continuing and
(ii) each of the representations and warranties of the Credit Parties made in or pursuant to this Amendment and the other Financing Documents executed by such Person is true, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, both before and after giving effect to this Amendment;

     (c) the receipt by the Lender of such other documents as the Lender may reasonably request.

     6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

     7. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited by, or invalid under the Applicable Law of any jurisdiction shall be ineffective to the extent of such prohibition or invalidity in such jurisdiction without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, Borrower hereby waives any provision of law that renders any provision hereof unenforceable in any respect.

     8.  COUNTERPARTS.   This  Amendment  may  be  executed  in  any  number  of
counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

     9. ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers, as of the date first above written.

                                        VODAVI COMMUNICATIONS SYSTEMS, INC.

                                        By: /s/ Tammy M. Powers
                                            ------------------------------------
                                            Name: Tammy M. Powers
                                            Title: Chief Financial Officer


                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By: /s/ Timothy J. Rafanello
                                            ------------------------------------
                                            Name: Timothy J. Rafanello
                                            Title: Duly Authorized Signatory

                                     CONSENT

     The undersigned Credit Party hereby acknowledges and consents to, and agrees to the terms of, the foregoing Second Amendment to Credit Agreement, and ratifies and confirms its obligations under the Loan Documents, as of the date of the foregoing Amendment.

                                        ENHANCED SYSTEMS, INC.

                                        By: /s/ Tammy M. Powers
                                            ------------------------------------
                                            Name: Tammy M. Powers
                                            Title: Chief Financial Officer